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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):

                       January 16, 1998 (January 12, 1998)
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                                  PHYCOR, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Tennessee                    0-19786                 62-13344801
      --------------              ---------------          ---------------
     (State or Other             (Commission File         (I.R.S. Employer
     Jurisdiction of                 Number)               Identification
      Incorporation)                                           Number)


                            30 Burton Hills Boulevard
                                    Suite 400
                           Nashville, Tennessee 37015
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               (Address of principal executive offices) (Zip Code)

                                 (615) 665-9066
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              (Registrant's telephone number, including area code)


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


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                                Page 1 of 4 pages

                         Exhibit Index located on Page 4


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ITEM 5.    OTHER EVENTS.

           On January 12, 1998, PhyCor, Inc., a Tennessee corporation
(the "Company"), announced that it anticipates recording pre-tax charges to earnings in the fourth quarter of 1997 and the first quarter of 1998 of approximately $83 million and $37 million, respectively. These anticipated nonrecurring charges relate to merger expenses, asset revaluations and operational restructuring activities.

           The press release announcing the anticipated nonrecurring charges to the Company's earnings is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (a)      Financial Statements of Business Acquired.

                          None required

           (b)      Pro Forma Financial Information.

                          None required

           (c)      Exhibits.

                    99 Form of press release issued by the Registrant announcing the anticipated nonrecurring charges relating to merger expenses, asset revaluations and operational restructuring activities





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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PHYCOR, INC.


                                    By: /s/  N. Carolyn Forehand, Esq.
                                        ------------------------------
                                             N. Carolyn Forehand, Esq.
                                             Vice President



Date:  January 16, 1998





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                                  EXHIBIT INDEX

EXHIBIT
NUMBER           DESCRIPTION OF EXHIBITS
-------          -----------------------
     99    --    Form of press release issued by the Registrant announcing the anticipated nonrecurring charges relating to merger expenses, asset revaluations and operational restructuring activities.






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